SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 8, 2006

                           Merrill Lynch & Co., Inc.
                           -------------------------
            (Exact name of Registrant as specified in its charter)


        Delaware                    1-7182                     13-2740599
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    (State or other               (Commission               (I.R.S. Employer
    jurisdiction of               File Number)             Identification No.)
     incorporation)


              4 World Financial Center, New York, New York 10080
              --------------------------------------------------

              (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code: (212) 449-1000
                                                     --------------

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        (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events
                  ------------

      Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-132911) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank, N.A. (as so amended, the "Indenture"). The Company shall issue $110,000,000 aggregate principal amount of 100% Minimum Return Protected Bear USDX(R) Notes due June 17, 2008 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 9.01.        Financial Statements, Pro Forma Financial Information
                  and Exhibits
                  ------------


                                            EXHIBITS

                  (4) Instruments defining the rights of security holders, including indentures.

                                            Form of Merrill Lynch & Co.,
                                            Inc.'s 100% Minimum Return
                                            Protected Bear USDX(R) Notes.

                  (5) & (23)                Opinion re: legality; consent of
                                            counsel.

                                            Opinion of Sidley Austin LLP
                                            relating to the 100% Minimum
                                            Return Protected Bear USDX(R)
                                            Notes (including consent for
                                            inclusion of such opinion in this
                                            report and in Merrill Lynch & Co.,
                                            Inc.'s Registration Statement
                                            relating to such Securities).


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

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                                     MERRILL LYNCH & CO., INC.
                                                     -------------------------
                                                            (Registrant)


                                                     By: /s/ John Thurlow
                                                         ----------------------
                                                             John Thurlow
                                                          Assistant Treasurer


Date: June 8, 2006


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

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549






                           MERRILL LYNCH & CO., INC.








                         EXHIBITS TO CURRENT REPORT ON
                          FORM 8-K DATED JUNE 8, 2006











                                                 Commission File Number 1-7182

                                 Exhibit Index


Exhibit No.              Description                                       Page
-----------              -----------                                       ----

(4) Instruments defining the rights of security holders, including indentures.

                                    Form of 100% Minimum Return
                                    Protected Bear USDX(R) Notes

(5) & (23)               Opinion re:  legality; consent of counsel.

                                    Opinion of Sidley Austin LLP
                                    relating to the Form of Merrill
                                    Lynch & Co., Inc.'s 100% Minimum
                                    Return Protected Bear USDX(R)
                                    Notes (including consent for
                                    inclusion of such opinion in this
                                    report and in Merrill Lynch &
                                    Co., Inc.'s Registration
                                    Statement relating to such
                                    Securities).


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